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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSRS

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     033-11755
                                  ---------------------------------------------

                              Skyline Funds
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

       311 South Wacker Drive, Suite 4500, Chicago, IL          60606
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)


-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code:  312-913-0900
                                                   ----------------------------

Date of fiscal year end:  12/31/02
                        --------------------------
Date of reporting period: 06/30/03
                         -------------------------

SEMI-ANNUAL REPORT -- JUNE 30, 2003

SKYLINE SPECIAL
   EQUITIES PORTFOLIO

[GRAPHIC SKYLINE SPECIAL EQUITIES PORTFOLIO]

[LOGO SKYLINE FUNDS]

  COMMENTARY(1)
------------------------------------------------------------------------
                                                                   June 30, 2003

OVERVIEW

The Fund generated strong results for the June quarter, showing an increase of 21.93%. The solid gains posted by the Fund in the quarter were in line with its small cap stock benchmarks, the Russell 2000 Index, which rose 23.42%, and the Russell 2000 Value Index, which was up 22.72%. The strong performance of small cap stocks during the quarter compared favorably to the returns generated by large cap stocks, which were up 15.39%, as measured by the S&P 500 Index. On a year-to-date basis, the Fund was up 14.33% compared to a 17.88% return for the Russell 2000 Index and a 16.49% return for the Russell 2000 Value Index. During the same period, the S&P 500 Index was up 11.78%.

MARKET REVIEW

The second quarter of 2003 saw an extension of the broad rally in stocks that began late in the preceding quarter. Prior to the onset of the rally, many investors in equities were very pessimistic about the ability of companies to sustain and grow earnings. In particular, these investors questioned the impact that the bursting of the tech bubble, the war in Iraq, and potential terrorist attacks would have on business and consumer spending. In addition, the steady stream of corporate governance scandals called into question the reliability of reported earnings. This led to concerns that investors were unlikely to place high valuations on earnings that couldn't be trusted.

Although not all of these risks have been completely resolved, progress has been made on several fronts. With regard to the war with Iraq and terrorism, the direst scenarios failed to materialize. The economy remained less than robust, but fears of an outright collapse proved to be unfounded. Despite lower than optimal business activity, many companies delivered earnings results that were not only up on a year-over-year basis, but also exceeded expectations. Corporate scandals appear to be isolated incidents involving a very small percentage of publicly traded companies.

The environment was ripe for a strong rebound in stock prices. Investors received pieces of good news after a seemingly endless stream of bad news. Valuations fell to extremely attractive levels, especially when compared to alternative investments such as bonds and cash. The yield on the 10-Year Treasury Bond declined to below 4% and money market yields fell to below 1%. Concerns about the economy led government authorities to pursue aggressive fiscal and monetary stimulus. On May 28, President Bush signed a $350 billion tax cut bill and, in a speech on June 3, Alan Greenspan stated that the Federal Reserve Board would "lean over backwards" to contain deflationary forces.

As enough evidence emerged to convince many investors that the economy was not on the brink of a destructive deflationary spiral, stock prices rebounded sharply. The

                       SEMI-ANNUAL REPORT - JUNE 30, 2003                      1

Russell 2000 Index's 23.42% return for the quarter was its best showing since the first quarter of 1991. From an historical perspective, the first quarter of 1991 was the beginning of the 1991 to 1993 bull market in small cap stocks during which the Russell 2000 Index doubled.

The increase in stock prices during the June quarter was broad based and the strongest gains were posted in the lower quality sectors of the market. A recent Lehman Brothers report indicates the nature of the current rally: small cap companies that currently are generating losses rose 58% in the second quarter, while stocks priced below $7.37 per share rose 69%. Strong outperformance by low quality stocks is consistent with a "relief rally." Often, at the beginning of a bull market, stocks whose survival was in question rally the sharpest as investors become more optimistic and less risk averse.

Every economic sector of the Russell 2000 Index generated double-digit gains. The best performing sectors with meaningful weights--technology, health care, and producer durables--all had relatively high concentrations of low quality names that benefited from the "relief rally." The poorest performers were the more defensive sectors, including consumer staples and financial services, including REITs. The factors driving the results for the first six months of the year were similar to those for the second quarter, as the strong recent price trends have overwhelmed the more modest price movements early in the year.

PORTFOLIO REVIEW

As with the market, strength in the Fund was broad-based. Approximately half of the companies in the Fund were up over 20% during the quarter, and only a handful of companies experienced price declines. All of the economic sectors of the Fund posted positive returns for the quarter. The largest contributors to the Fund's return for the quarter were the consumer discretionary, financial services, and producer durables sectors, due to their heavy weightings and strong performance. Compared to the Russell 2000 Value Index, the consumer discretionary sector performed best, due to its relatively heavy weighting and strong performance. For the most part, the underlying fundamentals of the companies in the Fund were healthy during the quarter, with most companies meeting or exceeding earnings expectations.

A large portion of the Fund's holdings are in companies with solid balance sheets that can finance their growth from internally generated cash flows. The Fund has a relatively small weighting in companies that are somewhat more reliant on accommodative financial markets. Two companies that fall into the latter category are Flowserve and MCG Capital. Flowserve is an example of a company in the Fund that carries above-average financial leverage, which is the result of several recent large acquisitions. Flowserve's valuation and growth prospects were compelling enough for us to establish a position despite its leveraged balance sheet. Flowserve's stock advanced 69% during the quarter as investors became more comfortable with the company's ability to meet its financial obligations. MCG Capital is an example of a company that relies on the capital markets to finance its growth. As a registered

2                       SEMI-ANNUAL REPORT - JUNE 30, 2003
investment company, MCG Capital must pay out the bulk of its earnings in the form of dividends and thus can't rely on retained earnings to finance growth. As investors became less concerned that MCG Capital would be unable to access the capital markets, its stock rose 45%.

OUTLOOK

We are optimistic about the outlook for stocks going forward. We believe that we are in the early stages of a bull market. Many stocks in our investable universe are selling at attractive valuations, particularly when one considers that earnings remain depressed. Earnings are likely to be much higher over the next several years as the economy returns to normal levels from its current cyclical lows. Furthermore, given the limited return potential from bonds or cash equivalents, we believe that stocks provide an exceptionally attractive alternative.

Despite the recent increase in stock prices, we believe that stock valuations remain attractive. According to FactSet, the stocks in the Fund are currently trading at approximately 15x trailing EPS, up from about 12x in early March. A P/E ratio of 15x translates into an earnings yield of about 6.7%, which is very attractive compared to the 3.5% yield on the 10-Year Treasury Bond and the less than 1% yield on money market funds.

The recent increase in stock prices was primarily a function of P/E multiple expansion. However, price gains are also supported by improving fundamentals. The Fund had a median increase of 9% in year-over-year earnings in the first quarter and negative pre-announcements have been almost nonexistent so far for the second quarter.

The companies in the Fund are reporting modest sales gains. Those gains are primarily a function of company-specific factors, such as new store openings, market share gains, or acquisitions. For the most part, companies are not seeing an increase in end demand. We believe, as end demand picks up, our companies are poised to generate very strong earnings gains. However, current valuations reflect more modest growth expectations.

The environment for corporate earnings has been weak for so long that investors may have forgotten how powerful the historical earnings recoveries have been coming out of a recession. There is a chance that the U.S. economy will mirror that of Japan and takes years to work off the excesses of the technology bubble. However, we believe that risk is relatively low due to the aggressive monetary and fiscal policies undertaken and the dynamism and resiliency of the U.S. economy.

                       SEMI-ANNUAL REPORT - JUNE 30, 2003                      3

- PERFORMANCE (%)(1)
-------------------------------------------------

                   2Q
                 2003*   YTD*   1 yr   3 yrs
 SPECIAL
  EQUITIES       21.93   14.33  -3.91   11.68
 RUSSELL 2000
  VALUE          22.72   16.49  -3.80   10.94
 RUSSELL 2000    23.42   17.88  -1.64   -3.30
 S&P 500         15.39   11.78   0.26  -11.20

CALENDAR YEARS        2002   2001   2000   1999   1998   1997   1996
 SPECIAL EQUITIES      -7.3   13.9  24.2   -13.3  -7.2   35.4   30.4
 RUSSELL 2000 VALUE   -11.4   14.0  22.8    -1.5  -6.5   31.8   21.4
 RUSSELL 2000         -20.5    2.5  -3.0    21.3  -2.6   22.4   16.5
 S&P 500              -22.1  -11.9  -9.2    21.1  28.8   33.4   23.3
The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
* Not annualized.

- PORTFOLIO CHARACTERISTICS(1)
---------------------------------------------

                                              SPECIAL         RUSSELL 2000
                                              EQUITIES           VALUE          RUSSELL 2000        S&P 500
 P/E RATIO (MEDIAN)                             16.1              16.8              20.8              19.8
 PRICE/BOOK                                     1.81              1.43              1.90              2.97
 PRICE/SALES                                    0.90              0.80              1.10              1.60
----------------------------------------------------------------------------------------------------------------
 EPS GROWTH--5 YRS (HISTORICAL)                 4.7%              2.6%              5.5%              8.5%
 EPS GROWTH--1 YR (FORECASTED)                  9.8%              3.7%             12.5%             12.7%
----------------------------------------------------------------------------------------------------------------
 MARKET CAP $ WGHTD. MED.                   $1.3 billion      $627 million      $639 million      $50 billion
 ASSETS                                     $423 million      $361 billion      $713 billion    $8,980 trillion
 NUMBER OF HOLDINGS                              69              1,314             2,000              500
----------------------------------------------------------------------------------------------------------------
 TICKER SYMBOL:                                SKSEX
 CUSIP:                                      830833208
 NET ASSET VALUE (PER SHARE):                  $23.85
 INITIAL INVESTMENT:                           $1,000
 SUBSEQUENT INVESTMENT:                         $100
----------------------------------------------------------------------------------------------------------------

4                       SEMI-ANNUAL REPORT - JUNE 30, 2003

--------------------------------------------------------------------------------

                                        Since
                 5 yrs   10 yrs     Inception(2)
 SPECIAL
  EQUITIES        2.79    10.50            13.26
 RUSSELL 2000
  VALUE           4.98    11.34            10.92
 RUSSELL 2000     0.97     8.24             8.23
 S&P 500         -1.59    10.08            10.47

CALENDAR YEARS        1995   1994   1993   1992   1991   1990   1989   1988     1987(2)
 SPECIAL EQUITIES     13.8   -1.2   22.9   42.5    47.4   -9.3   24.0  29.7        -16.9
 RUSSELL 2000 VALUE   25.8   -1.6   23.8   29.1    41.7  -21.8   12.4  29.5        -21.5
 RUSSELL 2000         28.4   -1.8   18.9   18.4    46.1  -19.5   16.2  24.9        -24.3
 S&P 500              37.5    1.3   10.0    7.7    30.6   -3.2   31.4  16.5        -12.0
The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
* Not annualized.

- SECTOR PERFORMANCE(%)(1) (AS OF JUNE 30, 2003)
--------------------------------------------------------------------------------

                        2Q 2003**                                                 YTD 2003**
---------------------------------------------------------  ---------------------------------------------------------
                                      RUSSELL                                                    RUSSELL
                           SPECIAL      2000     RUSSELL                              SPECIAL      2000     RUSSELL
                           EQUITIES    VALUE       2000                               EQUITIES    VALUE       2000
Producer Durables           33.2        28.7       26.9    Health Care                 28.8        35.5       29.1
Consumer Discretionary      28.0        27.7       25.0    Consumer Discretionary      19.2        19.8       18.1
Health Care                 27.2        39.4       31.1    Producer Durables           18.8        17.0       16.5
Technology                  26.9        30.2       32.8    Technology                  18.3        24.5       26.8
Autos & Transportation      23.3        17.6       21.0    Financial Services          16.0        15.5       15.1
Materials & Processing      20.9        20.6       18.5    Consumer Staples            14.8         5.9        6.2
Consumer Staples            18.5        13.8       15.8    Energy                      12.2        16.7       15.1
Financial Services          17.9        16.9       16.7    Materials & Processing       8.7         7.8        8.7
Energy                      10.0        21.7       19.1    Autos & Transportation       0.7         5.8        8.5
Other                        NA*        16.7       16.6    Other                        NA*        -0.5       -1.7
Utilities                    NA*        18.2       19.1    Utilities                    NA*        14.9       15.4

* not applicable
** not annualized

                       SEMI-ANNUAL REPORT - JUNE 30, 2003                      5

  TOP TEN HOLDINGS(3)

                                  % OF NET ASSETS
-------------------------------------------------
 ISTAR FINANCIAL INC.
  Commercial real estate lender         2.9%
 HEALTH NET, INC.
  Managed health care                   2.7%
 COMMERCE BANCSHARES, INC.
  Regional bank                         2.4%
 FURNITURE BRANDS INT'L., INC.
  Furniture manufacturer                2.4%
 DELPHI FINANCIAL GROUP, INC.
  Accident & health insurance           2.4%
 RUBY TUESDAY, INC.
  Casual dining                         2.3%
 SCHOOL SPECIALTY, INC.
  Non-textbook school supplies          2.3%
 AIRGAS, INC.
  Gas distributor                       2.2%
 MINERALS TECHNOLOGIES INC.
  Specialty minerals                    2.0%
 BEARINGPOINT, INC.
  IT consulting                         2.0%
 TOP TEN HOLDINGS                      23.6%

- SECTOR WEIGHTINGS(3) (AS OF JUNE 30, 2003)
------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     Autos & Transportation   5.1%

                       Cash   4.7%

     Consumer Discretionary  23.7%

           Consumer Staples   1.4%

                     Energy   3.2%

         Financial Services  25.9%

                Health Care   5.4%

     Materials & Processing  10.7%

          Producer Durables   9.2%

                 Technology  10.7%

6                       SEMI-ANNUAL REPORT - JUNE 30, 2003

  STOCK HIGHLIGHTS(3)
------------------------------------------------------------------------

DAVITA INC. (DVA)
DaVita Inc. is a leading provider of dialysis services for patients suffering from chronic kidney failure through more than 500 outpatient dialysis centers. Since new management was installed in 1999, the company has experienced substantial operational improvement through the implementation of new systems and processes. This has resulted in an improved balance sheet, sharply higher earnings, and steadily improving clinical outcomes. DVA should enjoy solid growth ahead, as the number of new dialysis patients continues to grow at approximately a 5% annual rate. Accelerating new center growth, selective acquisitions, the ability to re-price several unprofitable commercial contracts at higher rates, and a potentially more favorable Medicare reimbursement picture, should all bode well for double-digit earnings growth ahead. Despite the encouraging outlook, DVA continues to trade at a very modest valuation.

PROQUEST COMPANY (PQE)
ProQuest Company is the leading provider of archived newspapers, books, and periodicals to the library and education markets. Additionally, PQE sells digital parts catalogs to automobile dealers. Both of these businesses generate high recurring revenues and solid profitability. PQE should be able to generate double-digit earnings growth over the next few years. This growth is driven by: developing new products for teachers to customize PQE's content for specific classes; utilizing offshore labor and digital technology to reduce costs; and utilizing free cash flow to repay debt and buy-back stock. PQE's valuation is attractive trading at a modest mid-teens multiple with a solid growth profile.

                       SEMI-ANNUAL REPORT - JUNE 30, 2003                      7

 NOTES TO PERFORMANCE
------------------------------------------------------------------------
(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND RETURN ON YOUR INVESTMENT WILL FLUCTUATE AND ON REDEMPTION MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL COST. The performance for the one, three, five, and ten years ended June 30, 2003, and for the period April 23, 1987 (inception) through June 30, 2003, is an average annual return calculation which is described in the Fund's Statement of Additional Information.

    The Russell 2000 Value Index is an unmanaged, value-oriented index comprised of small stocks that have relatively low price-to-book ratios. The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in the United States. The Russell 1000 Index is an unmanaged index comprised of the largest 1,000 companies ranked by market capitalization. The Russell 2000 Growth Index is an unmanaged index measuring the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates. The Dow Jones Industrial Average is an index of the stock prices of 30 major corporations in the United States. The NASDAQ Composite Index is an unmanaged, market-value weighted index which measures all domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The acronym stands for National Association of Securities Dealers Automated Quotations system. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company. You cannot invest directly in an index.

    Source: Frank Russell Company and FactSet.

(2) Return is calculated from the Fund's inception on April 23, 1987. The Russell 2000 Value performance reflects an inception date of May 1, 1987.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund that invests in stocks of small sized companies, which tend to be more volatile and less liquid than stocks of large cap companies. There are also risks in investing in value-oriented stocks including the risk that value-oriented stocks will underperform growth-oriented stocks during some periods.

THE DISCUSSION OF THE FUND'S INVESTMENTS AND INVESTMENT STRATEGY REPRESENT THE VIEWS OF SKYLINE ASSET MANAGEMENT, L.P., THE FUND'S ADVISER, AT THE TIME OF THIS REPORT. THE INVESTMENTS OF THE FUND ARE SUBJECT TO CHANGE AND SHOULD NOT BE CONSIDERED A RECOMMENDATION TO BUY INDIVIDUAL SECURITIES.

DISTRIBUTOR: FUNDS DISTRIBUTOR, INC.

8                       SEMI-ANNUAL REPORT - JUNE 30, 2003

 GLOSSARY OF INVESTMENT TERMS
------------------------------------------------------------------------

EARNINGS PER SHARE (EPS) A company's net income divided by its outstanding shares.

EARNINGS PER SHARE GROWTH -- 5 YRS (HISTORICAL) The compounded annual growth rate of a company's EPS over the last 5 years.

EARNINGS PER SHARE GROWTH -- 1 YR (FORECASTED) Analysts' consensus forecast for a company's growth in operating EPS over the immediate future 12 months.

MEDIAN MARKET CAP An indicator of the size of companies in which a fund invests; the mid-point of market capitalization (market price times shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest below it.

PRICE/BOOK RATIO The share price of a stock divided by its net worth, or book value, per share.

PRICE/EARNINGS RATIO The ratio of a stock's current price to its per-share earnings over the past 12 months. For a fund, the price/earnings ratio is the weighted average P/E of the stocks in that fund. P/E is an indicator of market expectations about corporate prospects.

PRICE/SALES RATIO The ratio of a stock's current price to its per-share revenue over the past 12 months.

                       SEMI-ANNUAL REPORT - JUNE 30, 2003                      9

  PORTFOLIO HOLDINGS AS OF JUNE 30, 2003 (UNAUDITED)
------------------------------------------------------------------------

                                                   Company                 Number         Market
                                                 Description              of Shares        Value
                                     -----------------------------------  ---------  -----------------
COMMON STOCKS
AUTOS & TRANSPORTATION -- 5.1%
  OTHER TRANSPORTATION -- 2.4%
Interpool, Inc.                      Container leasing firm                306,700     $  5,036,014
Monaco Coach Corp.(a)                RV producer                           350,650        5,375,465
                                                                                       ------------
                                                                                         10,411,479
  RAILROAD -- 0.9%
Genesee & Wyoming(a)                 Regional railroad                     178,500        3,671,745
  TRUCKING -- 1.8%
Landstar System, Inc.(a)             Truckload carrier                      43,536        2,736,238
Werner Enterprises Inc.              Truckload carrier                     236,446        5,010,291
                                                                                       ------------
                                                                                          7,746,529
                                                                                       ------------
  TOTAL AUTOS & TRANSPORTATION                                                           21,829,753
CONSUMER DISCRETIONARY -- 23.7%
  COMMERCIAL SERVICES -- 3.9%
Moore Wallace Inc.(a)                Business forms                        435,800        6,397,544
ProQuest Company(a)                  Information content provider          151,300        3,903,540
United Stationers Inc.(a)            Office products distributor           179,100        6,420,735
                                                                                       ------------
                                                                                         16,721,819
  CONSUMER PRODUCTS/SERVICES -- 10.0%
Furniture Brands Int'l., Inc.(a)     Furniture manufacturer                385,800       10,069,380
Polaris Industries Inc.              Snowmobiles, ATVs, motorcycles        132,500        8,135,500
School Specialty, Inc.(a)            Non-textbook school supplies          338,203        9,567,763
Scotts Company(a)                    Turf & horticultural products         126,700        6,271,650
The Toro Company                     Turf maintenance products             208,100        8,271,975
                                                                                       ------------
                                                                                         42,316,268
  RESTAURANTS -- 3.5%
CEC Entertainment, Inc.(a)           Children-oriented casual dining       132,000        4,874,760
Ruby Tuesday, Inc.                   Casual dining                         396,400        9,802,972
                                                                                       ------------
                                                                                         14,677,732
  RETAIL -- 6.3%
Aaron Rents, Inc.                    Furniture rental chain                156,500        4,037,700
Borders Group, Inc.(a)               Book retailer                         253,800        4,469,418
Hancock Fabrics, Inc.                Fabric and sewing retailer            261,800        4,228,070
Michaels Stores, Inc.                Arts & crafts stores                  162,700        6,192,362
Pier 1 Imports, Inc.                 Home furnishings retailer             212,400        4,332,960
Stage Stores, Inc.(a)                Small town apparel retailer           142,595        3,350,983
                                                                                       ------------
                                                                                         26,611,493
                                                                                       ------------
  TOTAL CONSUMER DISCRETIONARY                                                          100,327,312

10                      SEMI-ANNUAL REPORT - JUNE 30, 2003

------------------------------------------------------------------------

                                                   Company                 Number         Market
                                                 Description              of Shares        Value
                                     -----------------------------------  ---------  -----------------
  CONSUMER STAPLES -- 1.4%
Del Monte Foods Co.(a)               Canned foods                          660,100     $  5,835,283
                                                                                       ------------
  TOTAL CONSUMER STAPLES                                                                  5,835,283
ENERGY -- 3.2%
  EQUIPMENT & SERVICES -- 1.3%
Key Energy Services, Inc.(a)         Workover services provider            516,100        5,532,592
  EXPLORATION & PRODUCTION -- 1.9%
Newfield Exploration Co.(a)          Oil & gas producer                    105,700        3,969,035
Remington Oil and Gas                Oil & gas explorer and producer       221,100        4,063,818
  Corporation(a)
                                                                                       ------------
                                                                                          8,032,853
                                                                                       ------------
  TOTAL ENERGY                                                                           13,565,445
FINANCIAL SERVICES -- 25.9%
  BANKS/THRIFTS -- 6.8%
Bank of Hawaii Corporation           Commercial bank                       183,600        6,086,340
Commerce Bancshares, Inc.            Regional bank                         261,613       10,181,978
First Niagara Financial              Savings & loan                        446,865        6,220,360
Provident Financial Group Inc.       Regional bank                         245,410        6,319,307
                                                                                       ------------
                                                                                         28,807,985
  INSURANCE -- 11.5%
Delphi Financial Group, Inc.         Accident & health insurance           213,679       10,000,177
HCC Insurance Holdings, Inc.         Property & casualty insurance         213,200        6,304,324
Infinity Property & Casualty         Personal auto insurance               348,328        7,959,295
IPC Holdings, Ltd.                   Property catastrophe reinsurer        180,800        6,056,800
Reinsurance Group of America         Life reinsurer                        150,200        4,821,420
Scottish Annuity & Life              Life reinsurer                        385,500        7,790,955
  Holdings, Ltd.
Selective Insurance Group, Inc.      Property & casualty insurance         204,135        5,113,582
Triad Guaranty(a)                    Mortgage insurance                     11,463          435,135
                                                                                       ------------
                                                                                         48,481,688
  OTHER FINANCIAL SERVICES -- 2.3%
MCG Capital Corporation              Business development company          359,700        5,219,247
Raymond James Financial, Inc.        Investment services                   138,100        4,564,205
                                                                                       ------------
                                                                                          9,783,452

                       SEMI-ANNUAL REPORT - JUNE 30, 2003                     11

  PORTFOLIO HOLDINGS AS OF JUNE 30, 2003 (CONTINUED, UNAUDITED)
------------------------------------------------------------------------

                                                   Company                 Number         Market
                                                 Description              of Shares        Value
                                     -----------------------------------  ---------  -----------------
  REAL ESTATE INVESTMENT TRUSTS -- 5.3%
AMB Property Corporation             Industrial REIT                       177,000     $  4,986,090
American Financial Realty            Office REIT                            28,400          423,444
Brandywine Realty Trust              Office REIT                           180,100        4,434,062
iStar Financial Inc.                 Commercial real estate lender         340,800       12,439,200
                                                                                       ------------
                                                                                         22,282,796
                                                                                       ------------
  TOTAL FINANCIAL SERVICES                                                              109,355,921
HEALTH CARE -- 5.4%
  HEALTH CARE SERVICES -- 5.4%
Apria Healthcare Group Inc.(a)       Home healthcare service provider      188,500        4,689,880
DaVita Inc.(a)                       Provider of dialysis services         242,300        6,488,794
Health Net, Inc.(a)                  Managed health care                   347,500       11,450,125
                                                                                       ------------
  TOTAL HEALTH CARE                                                                      22,628,799
MATERIALS & PROCESSING -- 10.7%
  BUILDING/CONSTRUCTION PRODUCTS -- 1.6%
Hughes Supply, Inc.                  Construction/industrial supplies      147,100        5,104,370
Martin Marietta Materials            Aggregates producer                    48,000        1,613,280
                                                                                       ------------
                                                                                          6,717,650
  PACKAGING/PAPER -- 1.6%
Albany International Corp.           Paper machine clothing                241,600        6,619,840
  SPECIALTY CHEMICALS -- 6.7%
Airgas, Inc.(a)                      Gas distributor                       562,700        9,425,225
Minerals Technologies Inc.           Specialty minerals                    177,700        8,646,882
Sensient Technologies Corp.          Colors, flavors and fragrances        210,400        4,837,096
Spartech Corp.                       Plastics producer                     259,000        5,493,390
                                                                                       ------------
                                                                                         28,402,593
  STEEL/IRON -- 0.8%
Reliance Steel & Aluminum            Metal service center                  170,900        3,537,630
                                                                                       ------------
  TOTAL MATERIALS & PROCESSING                                                           45,277,713
PRODUCER DURABLES -- 9.2%
  DIVERSIFIED MANUFACTURING -- 2.1%
Crane Company                        Industrial conglomerate               238,800        5,404,044
Mettler-Toledo(a)                    Manufacturer of scales                 98,100        3,595,365
                                                                                       ------------
                                                                                          8,999,409

12                      SEMI-ANNUAL REPORT - JUNE 30, 2003

------------------------------------------------------------------------

                                                   Company                 Number         Market
                                                 Description              of Shares        Value
                                     -----------------------------------  ---------  -----------------
  HOME BUILDING -- 1.0%
D.R. Horton, Inc.                    Homebuilder                           143,950     $  4,044,995
  MACHINERY -- 6.1%
Flowserve Corporation(a)             Pump & valve manufacturer             355,700        6,996,619
IDEX Corp.                           Specialty pump products               172,500        6,251,400
Kennametal Inc.                      Metal-cutting tools                   207,800        7,031,952
MSC Industrial Direct Co. Inc.       Marketer of industrial products       315,500        5,647,450
                                                                                       ------------
                                                                                         25,927,421
                                                                                       ------------
  TOTAL PRODUCER DURABLES                                                                38,971,825
TECHNOLOGY -- 10.7%
  DISTRIBUTION -- 1.2%
Tech Data Corporation(a)             Distributor of PCs and peripherals    188,300        5,037,025
  ELECTRONIC COMPONENTS -- 3.6%
Fairchild Semiconductor              Semiconductors                        420,300        5,375,637
  Int'l., Inc.(a)
International Rectifier              Power semiconductors                  204,600        5,487,372
  Corporation(a)
KEMET Corp.(a)                       Capacitor manufacturer                423,800        4,280,380
                                                                                       ------------
                                                                                         15,143,389
  OTHER TECHNOLOGY -- 2.6%
Electronics for Imaging, Inc.(a)     Products that support color
                                     printing                              344,100        6,950,820
Park Electrochemical Corporation     Advanced electronic materials         211,900        4,227,405
                                                                                       ------------
                                                                                         11,178,225
  SERVICES -- 3.3%
BearingPoint, Inc.(a)                IT Consulting                         888,600        8,574,990
Ceridian Corporation(a)              Payroll processing                    317,900        5,394,763
                                                                                       ------------
                                                                                         13,969,753
                                                                                       ------------
  TOTAL TECHNOLOGY                                                                       45,328,392
                                                                                       ------------
TOTAL COMMON STOCKS -- 95.3%
(Cost $335,220,362)                                                                     403,120,443

                       SEMI-ANNUAL REPORT - JUNE 30, 2003                     13

  PORTFOLIO HOLDINGS AS OF JUNE 30, 2003 (CONTINUED, UNAUDITED)
------------------------------------------------------------------------

                                                                                          Market
                                                                                           Value
                                                                                     -----------------
MONEY MARKET INSTRUMENTS
Yield 0.6975% to 1.2000%
  due 07/01/03 to 10/14/03
  American Family Financial Services                                                   $    965,323
  Galaxy Funding                                                                         19,800,000
  USBank Demand Note                                                                      5,441,990
  Wisconsin Corp. Credit Union                                                              531,286
                                                                                       ------------
TOTAL MONEY MARKET INSTRUMENTS -- 6.3%
(Cost $26,738,599)                                                                       26,738,599
                                                                                       ------------
TOTAL INVESTMENTS -- 101.6%
(Cost $361,958,961)                                                                     429,859,042
OTHER ASSETS LESS LIABILITIES -- (1.6)%                                                  (7,068,171)
                                                                                       ------------
NET ASSETS -- 100%                                                                     $422,790,871
                                                                                       ============

(a) Non-income producing security.

Based on cost of investments for federal income tax purposes of $363,278,421 on June 30, 2003, net unrealized appreciation was $66,580,621, consisting of gross unrealized appreciation of $74,684,302 and gross unrealized depreciation of $8,103,681.

See accompanying notes to financial statements.

14                      SEMI-ANNUAL REPORT - JUNE 30, 2003

  STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2003 (UNAUDITED)
------------------------------------------------------------------------

ASSETS
Investments, at value (Cost: $361,958,961)                      $429,859,042
Receivable for:
  Securities sold                                   $2,771,709
  Fund shares sold                                     556,338
  Dividends and interest                               275,724     3,603,771
                                                    ----------  ------------
Other assets                                                          49,224
                                                                ------------
Total assets                                                     433,512,037
LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                              $6,394,536
  Fund shares redeemed                               3,756,577
  Comprehensive management fee                         514,429
  Trustees deferred compensation                        49,224
  Trustees' fees and expenses                            6,400    10,721,166
                                                    ----------  ------------
Net assets applicable to shares outstanding                     $422,790,871
                                                                ============
Shares outstanding--no par value (unlimited number
  of shares authorized)                                           17,726,502
                                                                ============
PRICING OF SHARES
Net asset value, offering price and redemption
  price per share                                               $      23.85
                                                                ============
ANALYSIS OF NET ASSETS
Paid-in capital                                                 $354,313,604
Accumulated net realized gain on sales of
  investments                                                        577,186
Net unrealized appreciation of investments                        67,900,081
                                                                ------------
Net assets applicable to shares outstanding                     $422,790,871
                                                                ============

See accompanying notes to financial statements.

                       SEMI-ANNUAL REPORT - JUNE 30, 2003                     15

  STATEMENT OF OPERATIONS FOR THE PERIOD ENDED JUNE 30, 2003 (UNAUDITED)
------------------------------------------------------------------------

Investment income:
  Dividends                                                        $ 1,997,154
  Interest                                                              83,075
                                                                   -----------
Total investment income                                              2,080,229

Expenses:
  Comprehensive management fee                                       2,744,094
  Trustees' fees and expenses                                           25,481
                                                                   -----------
Total expenses                                                       2,769,575
                                                                   -----------
Net investment loss                                                   (689,346)

Net realized and unrealized gain on investments:
  Net realized gain on sales of investments                            660,194
  Change in net unrealized appreciation                             52,129,766
                                                                   -----------
Net realized and unrealized gain on investments                     52,789,960
                                                                   -----------
Net increase in net assets resulting from operations               $52,100,614
                                                                   ===========

See accompanying notes to financial statements.

16                      SEMI-ANNUAL REPORT - JUNE 30, 2003

  STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                          Period Ended
                                           06/30/2003     Year Ended
                                           (unaudited)    12/31/2002
                                          -------------  ------------
From operations:
  Net investment loss                     $   (689,346)  $ (1,155,225)
  Net realized gain on sales of
    investments                                660,194      1,614,999
  Change in net unrealized appreciation     52,129,766    (49,268,826)
                                          ------------   ------------
Net increase/decrease in net assets
  resulting from operations                 52,100,614    (48,809,052)
From fund share transactions:
  Proceeds from fund shares sold            58,014,764    342,123,732
  Payments for fund shares redeemed        (66,163,423)  (289,420,437)
                                          ------------   ------------
Net increase/decrease in net assets
  resulting from share transactions         (8,148,659)    52,703,295
                                          ------------   ------------
Total increase in net assets                43,951,955      3,894,243
Net assets at beginning of year            378,838,916    374,944,673
                                          ------------   ------------
Net assets at end of period               $422,790,871   $378,838,916
                                          ============   ============

See accompanying notes to financial statements.

                       SEMI-ANNUAL REPORT - JUNE 30, 2003                     17

  FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

                                    Period
                                     Ended         Year         Year         Year         Year         Year
                                   06/30/03        Ended        Ended        Ended        Ended        Ended
                                  (unaudited)    12/31/02     12/31/01     12/31/00     12/31/99     12/31/98
                                  ----------------------------------------------------------------------------
Net asset value at
  beginning of year                 $  20.86     $  22.50     $  19.75     $  15.90     $  19.78     $  21.66
                                    --------     --------     --------     --------     --------     --------
Income from Investment
  Operations
    Net investment loss                (0.04)*      (0.06)*      (0.04)*      (0.06)*      (0.14)*      (0.11)
    Net realized and
      unrealized gain/ (loss)
      on investments                    3.03        (1.58)        2.79         3.91        (2.51)       (1.45)
                                    --------     --------     --------     --------     --------     --------
      Total from investment
        operations                      2.99        (1.64)        2.75         3.85        (2.65)       (1.56)
                                    --------     --------     --------     --------     --------     --------
Less distributions from net
  realized gains on
  investments                             --           --           --           --        (1.23)       (0.32)
                                    --------     --------     --------     --------     --------     --------
Net asset value at end of
  period                            $  23.85     $  20.86     $  22.50     $  19.75     $  15.90     $  19.78
                                    ========     ========     ========     ========     ========     ========
Total Return                          14.33%(a)    (7.29%)      13.92%       24.21%      (13.28%)      (7.17%)
Ratios/Supplemental Data
  Ratio of expenses to average
    net assets                         1.48%(b)     1.48%        1.49%        1.51%        1.48%        1.47%
  Ratio of net investment loss
    to average net assets             (0.37%)(b)   (0.26%)      (0.16%)      (0.32%)      (0.32%)      (0.50%)
  Portfolio turnover rate                46%(b)       81%          93%          92%          81%          68%
  Net assets, end
    of period (in thousands)        $422,791     $378,839     $374,945     $286,951     $220,346     $445,024
                                    ========     ========     ========     ========     ========     ========

* Based on monthly average shares outstanding.

(a) Not annualized.

(b) Ratios have been determined on an annualized basis.

18                      SEMI-ANNUAL REPORT - JUNE 30, 2003

 NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

Skyline Funds is an open-end, diversified investment management company the sole portfolio of which is Special Equities Portfolio (the "Fund"). The Fund commenced public offering of its shares on April 23, 1987. Skyline Special Equities Portfolio closed to new investors on January 30, 1997 and re-opened to new investors on October 27, 1999. The Fund's investment adviser is Skyline Asset Management, L.P. ("The Adviser"). The Fund seeks maximum capital appreciation primarily through investment in common stocks that its investment adviser considers to be undervalued.

                                       1
                        SIGNIFICANT ACCOUNTING POLICIES

/ / SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by an independent pricing service. Short-term instruments with sixty days or less to maturity are valued at amortized cost, which approximates market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

/ / SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premiums and discounts. Realized gains and losses from security transactions are reported on an identified cost basis.

/ / FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central Time), each day that the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

/ / FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of its taxable income to shareholders. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

As of June 30, 2003, the Fund had no capital loss carryforwards.

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gain distributions

                       SEMI-ANNUAL REPORT - JUNE 30, 2003                     19

------------------------------------------------------------------------
are determined annually in accordance with Federal income tax regulations that may differ from accounting principles generally accepted in the United States. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period.

The differences between book-basis and tax-basis unrealized appreciation/ (depreciation) is attributable primarily to: the tax deferral on wash sales and return of capital distributions received from investments in real estate investment trusts.

/ / LINE OF CREDIT - The Fund has a $3 million committed revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Adviser pays a commitment fee of 10 basis points per annum of the average daily unutilized portion of the line of credit. Under the terms of the credit agreement, interest on each loan would be fixed at the prime rate less 150 basis points.

/ / USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

                                       2
                          TRANSACTIONS WITH AFFILIATES

For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the period ended June 30, 2003 was $2,744,094.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser. For the period ended June 30, 2003, the Fund incurred fees of $25,481 to its unaffiliated trustees.

The Fund provides a deferred compensation plan for its trustees who are not officers, limited partners or shareholders of limited partners of the Adviser. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of certain funds, including the Fund, as selected by the trustees. Investments in such funds are included in "Other Assets" on the Statement of Assets and Liabilities at June 30, 2003. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

20                      SEMI-ANNUAL REPORT - JUNE 30, 2003

------------------------------------------------------------------------

                                       3
                            FUND SHARE TRANSACTIONS

As of June 30, 2003, there were an unlimited number of shares of beneficial interest, no par value, authorized. Transactions in the Fund's shares of beneficial interest were as follows:

                                Shares                       Dollar Amount
                     ----------------------------    -----------------------------
                     Period Ended    Year Ended      Period Ended     Year Ended
                      06/30/03        12/31/02         06/30/03        12/31/02
                     -------------------------------------------------------------
Shares sold            2,708,429      14,223,915     $58,014,764     $ 342,123,732
Shares redeemed       (3,140,660)    (12,728,080)    (66,163,423)     (289,420,437)
                     -----------     -----------     ------------    -------------
Net increase/
  decrease              (432,231)      1,495,835     $(8,148,659)    $  52,703,295
                     ===========     ===========     ============    =============

                                       4
                            INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the period ended June 30, 2003, were as follows:

Cost of purchases                   $ 84,636,947
Proceeds from sales                 $104,197,846

                       SEMI-ANNUAL REPORT - JUNE 30, 2003                     21
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22                      SEMI-ANNUAL REPORT - JUNE 30, 2003

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                       SEMI-ANNUAL REPORT - JUNE 30, 2003                     23

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24                      SEMI-ANNUAL REPORT - JUNE 30, 2003

FOR 24-HOUR ACCOUNT INFORMATION CALL: 1.800.828.2SKY
                                      (1.800.828.2759)

TO SPEAK WITH A SKYLINE FUNDS REPRESENTATIVE DURING
NORMAL BUSINESS HOURS CALL: 1.800.828.2SKY AND PRESS 0 WHEN PROMPTED.

TO LEARN MORE ABOUT OUR EXPERTISE IN SMALL CAP VALUE, PLEASE VISIT OUR WEBSITE AT www.skylinefunds.com
------------------------------------------------

                              [SKYLINE FUNDS LOGO]

                             311 South Wacker Drive
                                   Suite 4500
                            Chicago, Illinois 60606